UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 22, 2025

MULLEN AUTOMOTIVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)
Rights to Purchase Series A-1 Junior Participating Preferred Stock	None	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2022 Equity Incentive Plan

On July 22, 2025, at the Company’s Special Meeting of Stockholders (the “Special Meeting”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2022 Equity Incentive Plan, as amended (the “2022 Plan”). The Amendment approved a ten percent automatic quarterly increase on each of January 1, April 1, July 1, and October 1, commencing on October 1, 2025, until the 2022 Plan’s expiration in July 2032, in the total number of shares of common stock, par value $0.001 per share (the “Common Stock”) available for issuance under the 2022 Plan based upon the total number of shares of Common Stock outstanding, on a fully-diluted basis, on December 31, March 31, June 30 and September 30 of the preceding fiscal quarter, respectively, provided that the Company’s Board of Directors may decide that the increase for such fiscal quarter will be a lesser number of shares than otherwise provided under the automatic quarterly increase provision or that there will be no increase for such fiscal quarter. Additional details about the Amendment is set forth in Proposal 6 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 8, 2025 (the “Proxy Statement”), and is incorporated herein by reference.

The foregoing description is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 22, 2025, the Company held the Special Meeting. As of June 16, 2025, the record date for the Special Meeting (the “Record Date”), there were issued and outstanding 7,594,989 shares of Common Stock of the Company, 648 shares of Series A Preferred Stock and 458 shares of Series C Preferred Stock, entitled to vote at the Special Meeting. There are no shares of Series B Preferred Stock or Series E Preferred Stock outstanding and the shares of Series D Preferred Stock were not entitled to vote on the matters at the Special Meeting. Holders of Series A Preferred Stock are entitled to 1 vote for each share of Series A Preferred Stock, which represented 648 votes. Holders of Series C Preferred Stock are entitled to one vote for each share of Common Stock into which such Series C Preferred Stock may be converted, which was one share.

A total of 3,094,179 shares of capital stock entitled to vote at the Special Meeting, representing the same number of votes, were present, in person or by proxy, at the Special Meeting, constituting a quorum pursuant to the Company’s Amended and Restated Bylaws. A description of each matter voted upon at the Special Meeting is described in detail in the Company’s Proxy Statement. The final votes on the proposals presented at the Special Meeting are set forth below.

Proposal 1: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $1.6M Securities Purchase Agreement, including additional investment rights, in excess of the 19.99% share cap contained therein. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 1 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,855,768	225,906	12,505	0

Proposal 2: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $11M Securities Purchase Agreement, including additional investment rights, in excess of the 19.99% share cap contained therein. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 2 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,854,672	229,669	9,838	0

Proposal 3: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $2.8M Securities Purchase Agreement, including additional investment rights, in excess of the 19.99% share cap contained therein. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 3 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,852,851	231,516	9,812	0

Proposal 4: To approve an amendment of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between 1-for-2 to 1-for-250, as determined by the Company’s Board of Directors. The proposal required votes cast for the proposal to exceed the votes cast against the proposal. Holders of shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class, were entitled to cast votes on this Reverse Stock Split Proposal. Abstentions and broker non-votes had no effect on the result of the vote. Proposal 4 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,841,016	244,105	9,058	0

Proposal 5: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to $20 million of shares of Common Stock pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 5 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,844,921	238,902	10,356	0

Proposal 6: To approve an amendment to the 2022 Equity Incentive Plan for the adoption of an automatic quarterly increase in the shares of Common Stock available for issuance under the 2022 Plan. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 6 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,842,283	241,551	10,345	0

Proposal 7: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock upon exercise of additional warrants, as amended by Amendment No. 1 to the Securities Purchase Agreement dated May 14, 2024. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 7 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,852,142	233,328	8,709	0

Proposal 8: To approve the adjournment of the Special Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Since a quorum was established for the Special Meeting and there were sufficient votes for approval of the other proposal, this proposal was not presented at the Special Meeting. However, the vote of stockholders was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,873,116	208,030	13,033	0

Item 8.01.	Other Events.

As of July 22, 2025, a total of 237,651,918 shares of the Company’s Common Stock were issued and outstanding.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to 2022 Equity Incentive Plan dated July 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: July 23, 2025	By:	/s/ David Michery
David Michery
Chief Executive Officer

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